SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.)

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GPS Funds I
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GPS Funds I
1655 Grant Street
10th Floor
Concord, California 94520-2445

GuideMark® Large Cap Core Fund (formerly known as GuideMark® Large Cap Growth Fund)
GuideMark® Emerging Markets Fund (formerly known as GuideMark® Large Cap Value Fund)
GuideMark® Small/Mid Cap Core Fund
GuideMark® World ex-US Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the Internet relating to the GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, and GuideMark® World ex-US Fund (the “Funds”), each a series of GPS Funds I (the “Trust”).  We encourage you to access and review all the important information contained in the Information Statement.

The Information Statement describes a recent change involving the investment management of the Funds.  AssetMark, Inc. (“AssetMark”), as investment advisor to the Trust, identifies, hires, and monitors asset managers to serve as sub-advisors for the funds in the Trust.  Under an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), AssetMark is permitted to change sub-advisors and sub-advisory agreements without obtaining approval from fund shareholders, provided that the Trust’s Board of Trustees approves the arrangement.

On July 24, 2015, the Board of Trustees approved a new sub-advisory agreement between AssetMark and Goldman Sachs Asset Management, L.P. (“GSAM”), pursuant to which GSAM serves as a sub-advisor to the Funds.  GSAM is a Delaware limited partnership with principal offices located at 200 West Street, New York, New York 10282. GSAM replaced Wellington Management Company, LLP as the sub-advisor to both the GuideMark® Large Cap Core Fund and GuideMark® Small/Mid Cap Core Fund; Barrow, Hanley, Mewhinney & Strauss LLC as the sub-advisor to the GuideMark® Emerging Markets Fund; and Pyramis Global Advisors, LLC as the sub-advisor to the GuideMark® World ex-US Fund. GSAM began managing the Funds on October 9, 2015.    A more detailed description of GSAM and its investment operations, and information about the new sub-advisory agreement with GSAM, is included in the Information Statement.

This Notice of Internet Availability of the Information Statement is being mailed on or about November 25, 2015 to shareholders of record of the Funds as of November 13, 2015.  The full Information Statement will be available for printing on the Funds’ website at https://www.assetmark.com/en/info/funds/information-statements until February 23, 2016.  A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Funds at (888) 278-5809.  If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GPS Funds I
1655 Grant Street
10th Floor
Concord, California 94520-2445

November 25, 2015

Dear Shareholders of GuideMark® Large Cap Core Fund (formerly known as GuideMark® Large Cap Growth Fund), GuideMark® Emerging Markets Fund (formerly known as GuideMark® Large Cap Value Fund), GuideMark® Small/Mid Cap Core Fund, and/or GuideMark® World ex-US Fund:

We are pleased to notify you of a recent change involving the investment management of the GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, and GuideMark® World ex-US Fund (the “Funds”).

As you know, AssetMark, Inc. (“AssetMark”), as investment advisor to GPS Funds I (the “Trust”), identifies, hires, and monitors asset managers to serve as sub-advisors for the funds in the Trust.  Under an exemptive order (the “Exemptive Order”) from the U.S. Securities and Exchange Commission (the “SEC”), AssetMark is permitted to change sub-advisors and sub-advisory agreements without obtaining approval from fund shareholders, provided that the Trust’s Board of Trustees (the “Board”) approves the arrangement.  The attached Information Statement provides information required by the Exemptive Order and SEC rules regarding the hiring of a new sub-advisor for the Funds.  The Information Statement will be available on the Funds’ website at https://www.assetmark.com/en/info/funds/information-statements until February 23, 2016.  A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Funds at (888) 278-5809.

On July 24, 2015, the Board approved a new sub-advisory agreement between AssetMark and Goldman Sachs Asset Management, L.P. (“GSAM”), pursuant to which GSAM serves as a sub-advisor to the Funds.  GSAM is a Delaware limited partnership with principal offices located at 200 West Street, New York, New York 10282.  GSAM replaced Wellington Management Company, LLP as the sub-advisor to both the GuideMark® Large Cap Core Fund and GuideMark® Small/Mid Cap Core Fund; Barrow, Hanley, Mewhinney & Strauss LLC as the sub-advisor to the GuideMark® Emerging Markets Fund; and Pyramis Global Advisors, LLC as the sub-advisor to the GuideMark® World ex-US Fund. GSAM began managing the Funds on October 9, 2015.  A more detailed description of GSAM and its investment operations, and information about the new sub-advisory agreement with GSAM, is included in the Information Statement.

I encourage you to read the attached Information Statement, which contains information about the new sub-advisory agreement with GSAM.

Sincerely,

/s/ Carrie E. Hansen
Carrie E. Hansen
Trustee and President, GPS Funds I

GPS Funds I
1655 Grant Street
10th Floor
Concord, California 94520-2445

INFORMATION STATEMENT

This Information Statement (the “Statement”) is being furnished on behalf of GPS Funds I (the “Trust”) to inform shareholders about a recent change involving the investment management of the GuideMark® Large Cap Core Fund (formerly known as GuideMark® Large Cap Growth Fund), GuideMark® Emerging Markets Fund (formerly known as GuideMark® Large Cap Value Fund), GuideMark® Small/Mid Cap Core Fund, and GuideMark® World ex-US Fund (each, a “Fund” and collectively, the “Funds”).  The Board of Trustees of the Trust (the “Board” or the “Trustees”) approved a sub-advisory agreement (the “New Sub-Advisory Agreement”) between Goldman Sachs Asset Management, L.P. (“GSAM”), and AssetMark, Inc. (“AssetMark” or the “Advisor”) at an in-person meeting held on July 24, 2015 (the “July Meeting”).   GSAM replaced Wellington Management Company, LLP (“Wellington”) as the sub-advisor to both the GuideMark® Large Cap Core Fund and GuideMark® Small/Mid Cap Core Fund; Barrow, Hanley, Mewhinney & Strauss LLC (“Barrow”) as the sub-advisor to the GuideMark® Emerging Markets Fund; and Pyramis Global Advisors, LLC (“Pyramis”) as the sub-advisor to the GuideMark® World ex-US Fund. GSAM began managing the Funds on October 9, 2015.

The New Sub-Advisory Agreement was approved by the Board upon the recommendation of the Advisor, without shareholder approval, as is permitted by the exemptive order (the “Exemptive Order”) of the U.S. Securities and Exchange Commission (the “SEC”), issued to the Advisor and the Trust on May 6, 2002.  A notice of Internet availability of this Statement is being mailed on or about November 25, 2015 to shareholders of record of the Funds as of November 13, 2015.  The Statement will be available on the Funds’ website at https://www.assetmark.com/en/info/funds/information-statements until February 23, 2016.  A paper or email copy of the full Statement may be obtained, without charge, by contacting the Funds at (888) 278-5809.  The Funds will pay the costs associated with preparing and distributing this Statement to its shareholders.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

AssetMark is the investment advisor for each series of the Trust, including the Funds.  Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as the investment advisor (including sub-advisor) of the mutual fund.  The Advisor has obtained the Exemptive Order from the SEC, which permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain unaffiliated sub-advisors and modify sub-advisory arrangements without shareholder approval.  Under the Exemptive Order, the Advisor may act as a manager of managers for some or all of the series of the Trust, and the Advisor oversees the provision of portfolio management services to the series by the sub-advisors.  The Advisor has ultimate responsibility—subject to oversight by the Board—to oversee the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors.

Consistent with the terms of the Exemptive Order, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust or the Advisor (the “Independent Trustees”), authorized AssetMark to appoint GSAM as the sub-advisor to each Fund and approved the New Sub-Advisory Agreement.

The Trust and the Advisor must comply with certain conditions when acting in reliance on the relief granted in the Exemptive Order. These conditions require, among other things, that within ninety days of entering into a new sub-advisory agreement, the affected fund will notify its shareholders of the changes. This Statement provides such notice of the changes and offers details regarding GSAM and the New Sub-Advisory Agreement.

INVESTMENT ADVISORY ARRANGEMENTS

The Investment Advisor

The Advisor, located at 1655 Grant Street, 10th Floor, Concord, California 94520-2445, serves as the investment advisor for the Funds.  The Advisor is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  AssetMark provides investment consulting and administrative services to advisors and broker-dealers and currently administers in excess of $21.6 billion in investor assets, including mutual funds, variable annuities, exchange-traded funds, and privately managed accounts.

The Advisor provides investment advisory services to the Funds pursuant to the Investment Advisory Agreement between the Trust and the Advisor (the “Advisory Agreement”).  The Trust employs the Advisor generally to manage the investment and reinvestment of the assets of each of its funds.  In so doing, the Advisor may engage one or more sub-advisors to carry out the investment program of each fund, subject to the approval of the Board. The Advisor reviews, oversees, and (when appropriate) administers the investment program of each fund.  The Advisor furnishes periodic reports to the Board regarding the investment program and performance of the funds.

Pursuant to the Advisory Agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and, subject to review and approval by the Board, (i) sets each Fund’s overall investment strategies; (ii) in some cases, manages each Fund’s portfolio of investments; (iii) in other cases, evaluates, selects, and recommends one or more sub-advisor(s) to manage all or a portion of each Fund’s assets; (iv) when appropriate, allocates and reallocates each Fund’s assets among sub-advisors; (v) monitors and evaluates the performance of each sub-advisor, including the sub-advisor’s compliance with the investment objectives, policies, and restrictions of each Fund; and (vi) implements procedures to ensure that each sub-advisor complies with each Fund’s investment objective, policies, and restrictions.

For providing these services to the Funds, the Trust pays the Advisor an advisory fee at the annual rate of: 0.45% of the GuideMark® Large Cap Core Fund’s assets; 0.59% of the GuideMark® Emerging Markets Fund’s assets; 0.57% of the GuideMark® Small/Mid Cap Core Fund’s assets; and 0.50% of the GuideMark® World ex-US Fund’s assets. The Trust and the Advisor have entered into a Fee Waiver Agreement, designed to provide the Funds’ shareholders with the economic benefits of economies of scale that may be realized as the Funds’ assets increase.  Under the Fee Waiver Agreement, the Advisor has contractually agreed with the Trust, at least through July 31, 2016, to waive 0.025% of each Fund’s annual advisory fee on Trust assets in excess of $6 billion and an additional 0.025% of each Fund’s annual advisory fee on Trust assets in excess of $12 billion.

In addition, effective October 9, 2015, the Advisor entered into a revised Expense Limitation Agreement with respect to the Funds, under which the Advisor has agreed through July 31, 2017 to waive fees and/or assume expenses otherwise payable by the Funds to the extent necessary to ensure that the Total Annual Fund Operating Expenses (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed: 1.24% (Service Shares) and 0.64% (Institutional Shares) for the GuideMark® Large Cap Core Fund; 1.65% (Service Shares) and 1.05% (Institutional Shares) for the GuideMark® Emerging Markets Fund; 1.45% (Service Shares) and 0.85% (Institutional Shares) for the GuideMark® Small/Mid Cap Core Fund; and 1.39% (Service Shares) and 0.79% (Institutional Shares) for the GuideMark® World ex-US Fund. Under the Expense Limitation Agreement, the Advisor is entitled to be reimbursed for fees waived and expenses assumed for a period of three years following such waiver/assumption, to the extent that such reimbursement will not cause the Funds to exceed any applicable expense limitation that was in place for the Funds at the time of the fee waiver/assumption or at the time that the Advisor is reimbursed.  The Expense Limitation Agreement may not be terminated prior to July 31, 2017, unless the Board consents to an earlier revision or termination.

For the fiscal year ended March 31, 2015, the Advisor had agreed through July 31, 2015, to waive fees and/or assume expenses otherwise payable by the Funds to the extent necessary to ensure that the Total Annual Fund Operating Expenses (excluding distribution (12b-1) fees, administrative service fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) did not exceed 0.99% for Service and Institutional Shares of the GuideMark® Large Cap Core Fund and GuideMark® Emerging Markets Fund and 1.09% for Service and Institutional Shares of the GuideMark® Small/Mid Cap Core Fund and GuideMark® World ex-US Fund (the “Old Expense Limitation Agreement”).

After giving effect to the Old Expense Limitation Agreement, the GuideMark® Large Cap Core Fund paid $1,439,267, the GuideMark® Emerging Markets Fund paid $1,473,887, the GuideMark® Small/Mid Cap Core Fund paid $603,967, and the GuideMark® World ex-US Fund paid $2,545,114 in advisor fees for the fiscal year ended March 31, 2015.  For the fiscal year ended March 31, 2015, the total expense ratios for the Funds (excluding distribution (12b-1) fees, administrative service fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) were below the expense caps in place under the Old Expense Limitation Agreement. As a result, the Advisor did not waive any investment advisory fees or make payments to limit each Fund’s expenses.

The following Trustee and officers of the Trust are also officers and/or employees of the Advisor or its affiliates: Carrie E. Hansen serves as Trustee and President of the Trust and as Executive Vice President and Chief Operations Officer of the Advisor; Patrick Young serves as Treasurer of the Trust and as Director of Fund Administration of the Advisor; John Koval serves as Chief Compliance Officer and AML Compliance Officer of the Trust and is an employee of the Advisor; and  Christine Villas-Chernak serves as Secretary and as Deputy Chief Compliance Officer of the Trust and is an employee of the Advisor.  The address of these individuals is 1655 Grant Street, 10th Floor, Concord, California 94520-2445.

Goldman Sachs Asset Management, L.P.

GSAM is a Delaware limited partnership with principal offices located at 200 West Street, New York, New York 10282.  GSAM is registered as an investment advisor under the Advisers Act.  The New Sub-Advisory Agreement is dated October 1, 2015.

The New Sub-Advisory Agreement was approved by the Board at the July Meeting.  GSAM is not an affiliated person of the Trust or the Advisor and discharges its responsibilities subject to the oversight of the Advisor.  The hiring of GSAM to serve as a sub-advisor to the Funds was concurrent with the termination of the sub-advisory agreements with Wellington, Barrow, and Pyramis. Wellington had served as sub-advisor to the GuideMark® Large Cap Core Fund since April 1, 2014 and GuideMark® Small/Mid Cap Core Fund since January 21, 2014.  Barrow had served as sub-advisor to the GuideMark® Emerging Markets Fund since April 1, 2011.  Pyramis had served as sub-advisor to the GuideMark® World ex-US Fund since April 1, 2011.

GSAM is compensated out of the fees the Advisor receives from the Funds.  There will be no increase in the advisory fees paid by the Funds to the Advisor as a consequence of the appointment of GSAM or the approval of the New Sub-Advisory Agreement. The fees paid by the Advisor to GSAM depend upon the fee rates negotiated by the Advisor.

The name and principal occupation of the principal executive officers and directors of GSAM are listed below.  The address of each principal executive officer, as it relates to the person’s position with GSAM is 200 West Street, New York, New York 10282.

Name	Position(s)
Ellen Porges	General Counsel Investment Management Division (Chief Legal Officer)
Timothy J. O’Neill	Co-Head, Investment Management Division (Co-Chief Executive Officer)
Judith L. Shandling	Chief Compliance Officer
Eric S. Lane	Co-Head Investment Management Division (Co-Chief Executive Officer)
Gavin G. O’Conner	Chief Operating Officer

The New Sub-Advisory Agreement

The New Sub-Advisory Agreement was approved by the Board at the July Meeting, which was called for, among other reasons, the purpose of approving the New Sub-Advisory Agreement for an initial term continuing through October 1, 2017.  Thereafter, continuance of the New Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees.  The New Sub-Advisory Agreement provides that it will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Funds’ Advisory Agreement with the Advisor, except as otherwise provided by applicable law or the Exemptive Order.

The material terms of the New Sub-Advisory Agreement, other than the rate of compensation to be paid by the Advisor to GSAM, are substantially similar to the terms of the previous sub-advisory agreements with Wellington, Barrow, and Pyramis.  Each agreement provides that the sub-advisor, subject to the oversight of the Advisor and the Board, is responsible for managing the investment operations of its allocated portion of each Fund’s portfolio and for making investment decisions and placing orders to purchase and sell securities, all in accordance with the investment objectives and policies of each Fund, as reflected in its current prospectus and statement of additional information and as may be amended from time to time by the Board.  Each agreement also provides that the sub-advisor is responsible for expenses related to its activities under the agreement, other than the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of, for the Funds.  The New Sub-Advisory Agreement provides for GSAM to be compensated from the fees that the Advisor receives from the Funds based on the average daily net assets of each Fund that is allocated to GSAM.

The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by: (i) the vote of a majority of the Board, the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, or the Advisor; or (ii) GSAM, on not less than 60 days’ written notice to the Advisor and the Trust.

The New Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties thereunder, GSAM will not be liable for any loss arising out of any portfolio investment or disposition in connection with its activities as sub-advisor to the Funds.

Board Approval of the New Sub-Advisory Agreement

At the July Meeting, AssetMark recommended that the Board approve the New Sub-Advisory Agreement after evaluating a number of other possible investment managers.  The Advisor’s determination to recommend GSAM was based on a number of factors, including the performance of GSAM’s large cap core, emerging markets, small/mid cap core, and world ex-US strategies, as well as its diversification across the capitalization spectrum and the factors that typically drive the strategies’ performance.

At the July Meeting, the Trustees, including the Independent Trustees, considered various materials requested by counsel on behalf of the Independent Trustees related to the New Sub-Advisory Agreement, including (1) a copy of the proposed form of sub-advisory agreement between GSAM and the Advisor, on behalf of the Funds; (2) GSAM’s responses to the Advisor’s due diligence questionnaire, including information on GSAM’s business, operations and the investment team, including biographical information for the investment professionals that would be responsible for the day-to-day management of each Fund’s portfolio investment process; (3) information regarding GSAM’s financial condition; (4) hypothetical investment performance data for GSAM’s proposed investment strategies; (5) the Advisor’s evaluation of the nature, extent and quality of the services to be provided by GSAM; (6) information regarding GSAM’s compliance policies and other internal procedures; and (7) other information relevant to an evaluation of the nature, extent and quality of the services proposed to be provided by GSAM.  The Trustees also considered the recommendations of the Advisor with respect to GSAM and the methods and resources the Advisor utilizes in its efforts to identify and engage sub-advisors for the Funds.

In considering the New Sub-Advisory Agreement, the Trustees considered the following factors, to the extent they were applicable:  (1) the nature, quality and extent of the services to be provided to each Fund by GSAM; (2) the anticipated costs of the services and profits to be realized by GSAM and its affiliates from the relationship with the Funds, including any “fall-out” or ancillary benefits; (3) the potential effects of asset growth and related economies of scale on each Fund’s expenses; and (4) the fees charged by investment advisors of other comparable funds.

The Independent Trustees were assisted by independent counsel throughout the review process.  The Independent Trustees relied upon the advice of independent counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Sub-Advisory Agreement.

Nature, Quality and Extent of Services

The Trustees considered the nature, quality and extent of the services which will be provided by GSAM to each Fund.  The Trustees considered GSAM’s investment management process, including (a) the experience, capability of GSAM’s management, investment professionals and other personnel who are expected to be responsible for the day-to-day management of each of the Funds; (b) the financial position of GSAM; (c) the quality and commitment of GSAM’s regulatory and legal compliance policies, procedures and systems; (d) GSAM’s brokerage and trading practices; and (e) the Advisor’s evaluation of the nature, quality and extent of services to be performed by GSAM.

Based on their consideration and review of the foregoing factors, the Trustees concluded that the nature, extent and quality of the services proposed to be provided by GSAM to the Funds supported a decision to approve the New  Sub-Advisory Agreement.

Investment Performance

The Trustees considered hypothetical investment performance data for GSAM’s proposed investment strategies relative to benchmark indices, and concluded that GSAM’s performance data, as described in the July Meeting materials, supported a decision to approve the New Sub-Advisory Agreement.

Sub-Advisory Fees

The Trustees considered GSAM’s proposed fee schedule for providing services to each Fund.  The Trustees considered management’s representation that Advisor’s focus in negotiating sub-advisory arrangements is on negotiating the best possible fee structures for each Fund.  The Trustees noted that the fees to be paid to GSAM by each Fund would be lower than the sub-advisory fees currently paid by the Advisor to each Fund’s current sub-advisor.  The Trustees acknowledged that the Advisor was proposing that the Board approve at the July Meeting a reduction in AssetMark’s advisory fee for each Fund such that each Fund would realize the benefits of the lower sub-advisory fees to be paid by the Advisor under the New Sub-Advisory Agreement.

The Trustees concluded that, in light of the quality and extent of the services to be provided, the fees to be paid to GSAM by the Advisor are reasonable.

Profitability; Economies of Scale and Ancillary Benefits

The Trustees did not consider the profitability of GSAM to be a material factor based on representations from the Advisor that it negotiated sub-advisory fees with GSAM on an arm’s-length basis.

The Trustees considered GSAM’s proposed fee schedule, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with each Fund’s shareholders.  The Board concluded that the economies of scale that may be realized by GSAM, if any, do not warrant the implementation of additional breakpoints or other changes in the fee structure for any Fund.

The Trustees considered the potential allocation of Fund brokerage to brokers affiliated with GSAM, and benefits to GSAM from the use of “soft dollar” commissions (if any) to pay for research and brokerage services.  The Trustees also considered any other ancillary benefits that may accrue to GSAM or any affiliate by virtue of GSAM’s relationship with each Fund, and concluded that such benefits, if any, were reasonable.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees—including a majority of the Independent Trustees, with the assistance of independent counsel—concluded to approve the New Sub-Advisory Agreement, including the fees payable thereunder, with GSAM for the Funds.

GENERAL INFORMATION

Administrative and Accounting Services

U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Trust’s administrator and monitors the compliance of the Trust.

Principal Distribution Arrangements

AssetMark BrokerageTM, LLC, 1655 Grant Street, 10th Floor Concord, CA 94520, is the distributor for the shares of each of the Funds. Shares of each Fund are offered on a continuous basis.

Payments to Affiliated Brokers

For the fiscal year ended March 31, 2015, the Funds did not pay any commissions to affiliated brokers.

Record of Beneficial Ownership

As of October 31, 2015, the GuideMark® Large Cap Core Fund had 16,996,598 Service Shares outstanding and net assets of $258,955,557, the GuideMark® Emerging Markets Fund had 11,380,774 Service Shares outstanding and net assets of $135,187,936, the GuideMark® Small/Mid Cap Core Fund had 3,593,325 Service Shares outstanding and net assets of $56,612,783, and the GuideMark® World ex-US Fund had 21,196,158 Service Shares outstanding and net assets of $172,872,696.  The direct and indirect owners of more than 5% of the outstanding shares of the Service Shares as of October 31, 2015 for each Fund, are listed below:

Service Shares of GuideMark® Large Cap Core Fund

Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services LLC Attn: Mutual Funds Dept. 499 Washington BLVD FL 5 Jersey City NJ 07310-2010	10,140,481	60%	Record
Pershing LLC Attn: Mutual Funds PO Box 2052 Jersey City, NJ 07303-2052	3,875,532	23%	Record
TD Ameritrade Inc. For the exclusive benefit of our clients PO Box 2226 Omaha, NE 68103-2226	2,921,852	17%	Record

Service Shares of GuideMark® Emerging Markets Fund

Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services LLC Attn: Mutual Funds Dept. 499 Washington BLVD FL 5 Jersey City NJ 07310-2010	6,431,439	57%	Record
Pershing LLC Attn: Mutual Funds PO Box 2052 Jersey City, NJ 07303-2052	2,773,415	24%	Record
TD Ameritrade Inc. For the exclusive benefit of our clients PO Box 2226 Omaha, NE 68103-2226	2,165,413	19%	Record

Service Shares of GuideMark® Small/Mid Cap Core Fund

Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services LLC Attn: Mutual Funds Dept. 499 Washington BLVC FL 5 Jersey City NJ 07310-2010	2,045,253	57%	Record
Pershing LLC Attn: Mutual Funds PO Box 2052 Jersey City, NJ 07303-2052	886,260	25%	Record
TD Ameritrade Inc. For the exclusive benefit of our clients PO Box 2226 Omaha, NE 68103-2226	644,779	18%	Record

Service Shares of GuideMark® World ex-US Fund

Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services LLC Attn: Mutual Funds Dept. 499 Washington BLVC FL 5 Jersey City NJ 07310-2010	10,939,034	52%	Record
Pershing LLC Attn: Mutual Funds PO Box 2052 Jersey City, NJ 07303-2052	5,819,755	27%	Record
TD Ameritrade Inc. For the exclusive benefit of our clients PO Box 2226 Omaha, NE 68103-2226	4,366,790	21%	Record

As of October 31, 2015, the GuideMark® Large Cap Core Fund had 1,990,348 Institutional Shares outstanding and net assets of $30,696,272, the GuideMark® Emerging Markets Fund had 1,511,158 Institutional Shares outstanding and net assets of $17,817,568, the GuideMark® Small/Mid Cap Core Fund had 1,532,415 Institutional Shares outstanding and net assets of $24,636,930, and the GuideMark® World ex-US Fund had 7,453,385 Institutional Shares outstanding and net assets of $61,336,398.  The direct and indirect owners of more than 5% of the outstanding shares of the Institutional Shares as of October 31, 2015 for each Fund, are listed below:

Institutional Shares of GuideMark® Large Cap Core Fund

Name and Address	Shares	% Ownership	Type of Ownership
U.S. Bank FBO GuidePath® Strategic Asset Allocation Fund PO Box 1787 Milwaukee, WI 53201-1787	1,137,874	57%	Record
U.S. Bank	852,474	43%	Record

FBO GuidePath® Tactical Constrained® Asset Allocation PO Box 1787
Milwaukee, WI 53201-1787

Institutional Shares of GuideMark® Emerging Markets Fund

Name and Address	Shares	% Ownership	Type of Ownership
U.S. Bank FBO GuidePath® Strategic Asset Allocation Fund PO Box 1787 Milwaukee, WI 53201-1787	1,110,223	73%	Record
U.S. Bank FBO GuidePath® Tactical Constrained® Asset Allocation PO Box 1787 Milwaukee, WI 53201-1787	400,935	27%	Record

Institutional Shares of GuideMark® Small/Mid Cap Core Fund

Name and Address	Shares	% Ownership	Type of Ownership
U.S. Bank FBO GuidePath® Strategic Asset Allocation Fund PO Box 1787 Milwaukee, WI 53201-1787	1,342,363	88%	Record
U.S. Bank FBO GuidePath® Tactical Constrained® Asset Allocation PO Box 1787 Milwaukee, WI 53201-1787	190,052	12%	Record

Institutional Shares of GuideMark® World ex-US Fund

Name and Address	Shares	% Ownership	Type of Ownership
U.S. Bank FBO GuidePath® Strategic Asset Allocation Fund PO Box 1787 Milwaukee, WI 53201-1787	5,158,044	69%	Record
U.S. Bank FBO GuidePath® Tactical Constrained® Asset Allocation PO Box 1787 Milwaukee, WI 53201-1787	2,295,341	31%	Record

SHAREHOLDER REPORTS

Additional information about the Funds is available in the Trust’s annual and semi-annual reports to shareholders.  In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.  The Trust’s most recent annual report for the period ended March 31, 2015 has been sent to shareholders.  A copy of the Trust’s most recent shareholder reports may be obtained, without charge, by writing the Trust, care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (888) 278-5809 (toll-free).